UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 5, 2005
                           R.H. DONNELLEY CORPORATION


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             (Exact name of registrant as specified in its charter)

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          Delaware                     1-07155                   13-2740040
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

    1001 Winstead Drive
          Cary, NC                                                 27513
   (Address of principal                                         (Zip Code)
     executive offices)

                              R.H. DONNELLEY INC.*
                          (Exact name of registrant as
                            specified in its charter)

            Delaware                     333-59287              36-2467635
(State or other jurisdiction of         (Commission          (I.R.S. Employer
         incorporation)                 File Number)        Identification No.)

      1001 Winstead Drive
            Cary, NC                                              27513
     (Address of principal                                      (Zip Code)
       executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (919) 297-1600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of
Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15(d) as a result of such Notes. As of December 2, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 7.01.        Regulation FD Disclosure


         On December 5, 2005, R.H. Donnelley Inc. (the "Company"), a wholly owned subsidiary of R.H. Donnelley Corporation (the "Parent Company"), issued a press release announcing the pricing terms of its previously announced cash tender offer for any and all of its outstanding $325,000,000 aggregate principal amount of 8 7/8% Senior Notes due 2010 (CUSIP Numbers: 749564AB6, 749564AA8, U76218AA1; together, the "Notes") and the related consent solicitation under the Offer to Purchase and Consent Solicitation Statement dated November 21, 2005 and the related Letter of Transmittal and Consent.


         The total consideration for the Notes (the "Total Consideration"), which will be payable in respect of the Notes that are accepted for payment and that were validly tendered on or prior to 5:00 p.m. New York City time, on December 6, 2005 (such date and time, as the same may be extended, the "Consent Date"), will be $1,079.74 per $1,000 principal amount of the Notes, which includes a $30.00 payment (a "Consent Payment"), payable only in respect of Notes that are tendered on or prior to the Consent Date. In addition, holders will be paid accrued and unpaid interest on the tendered Notes up to, but not including, the settlement date.


         The Total Consideration for the Notes was determined as of 2:00 p.m., New York City time, on December 5, 2005 and was calculated based in part on the 3% U.S. Treasury Note due December 31, 2006 (the "Reference Security"). The Reference Security yield and the tender offer yield are 4.437% and 4.937%, respectively. The Total Consideration will be paid in cash and will be equal to the price that, as of the settlement date, results in a yield to first call equal to the tender offer yield.


         The information is being furnished under Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.


Item 9.01.        Financial Statements and Exhibits.


        (d)  Exhibits.

             The following exhibit is filed with this report:

        Exhibit No.       Exhibit Description
        -----------       -------------------


         99.1             Press Release, dated December 5, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                R.H. DONNELLEY CORPORATION

                                                --------------------------------
                                                Robert J. Bush
                                                Vice President, General Counsel
                                                   & Corporate Secretary



                                                R.H. DONNELLEY INC.

                                                --------------------------------
                                                Robert J. Bush
                                                Vice President, General Counsel
                                                   & Corporate Secretary


         Date: December 5, 2005


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


                                  EXHIBIT INDEX

         Exhibit No.       Exhibit Description
         -----------       -------------------

         99.1              Press Release, dated December 5, 2005.



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